UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2013

Unwired Planet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16073	94-3219054
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 South Virginia Street, Suite 201

Reno, Nevada 89501

(Address of Principal Executive Offices) (Zip Code)

(775) 980-2345

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.

On February 12, 2013, in connection with the previously disclosed patent acquisition transaction with Telefonaktiebolaget LM Ericsson (publ), Unwired Planet, Inc. (the “Company” or “UP”) terminated its secured revolving credit facility with Silicon Valley Bank (“SVB”), dated as of January 23, 2009 (as subsequently amended, the “Credit Facility”). As of December 31, 2012, the Credit Facility bore interest of 4% per annum and, for each letter of credit issued under the Credit Facility, the Company was required to pay 0.75% per annum on the face amount of the letter of credit. In addition, the Company was required to pay an annual commitment fee to SVB. The revolving credit line was secured by a blanket lien on all of the Company’s assets and contained certain financial and reporting covenants customary for these types of credit facility agreements. In connection with the termination of the Credit Facility, SVB has agreed that the Company will be able to maintain certain letters of credit under the Credit Facility to the extent such letters of credit are fully cash collateralized. The amount collateralized is approximately $18.0 million and will be reflected as restricted cash on the Company’s balance sheet; approximately $17.0 million of this amount relates to the lease on the Company’s prior headquarters which expires in June 2013, after which time that amount of cash will no longer be restricted. Except for liens on the cash collateral, all security interests and other liens granted to SVB pursuant to the Credit Facility were terminated and released. The Company did not incur any early termination fees in connection with the termination of the Credit Facility. The foregoing description of the Credit Facility is qualified in its entirety by reference to the Credit Facility and the amendments and waiver thereto, which original Credit Facility is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “Commission”) on January 28, 2009. A schedule of the filings of the amendments and waiver to the original Credit Facility is below.

A more detailed description of the Credit Facility, including the amendments and waiver thereto, can be found under the heading “Credit Agreement” in Note 8 to the financial statements contained in Item 15 of Part IV of the Company’s Annual Report on Form 10-K for the year ended June 30, 2012, filed with the Commission on September 7, 2012 (as amended, the “Annual Report”) and under the heading “Credit Agreement” in Note 7 to the financial statements contained in Item 1 of Part I of the Company’s Quarterly Reports on Form 10-Q for the quarters ended September 30, 2012 and December 31, 2012, filed with the Commission on November 7, 2012 and February 7, 2013, respectively.

Below is a schedule of the filings of the amendments and waiver to the Credit Facility since its original execution on January 23, 2009:

Amendment/Waiver	Filed As
Amendment No. 1 dated January 20, 2010	Exhibit 10.6 to the Company’s Quarterly Report on Form 10-Q filed with the Commission on February 5, 2010
Amendment No. 2 dated January 20, 2010	Exhibit 10.7 to the Company’s Quarterly Report on Form 10-Q filed with the Commission on February 5, 2010
Amendment No. 3 dated April 14, 2010	Exhibit 10.5 to the Company’s Quarterly Report on Form 10-Q filed with Commission on May 7, 2010
Amendment No. 4 dated April 26, 2011	Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q filed with the Commission on May 6, 2011
Amendment No. 5 dated September 6, 2011	Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q filed with the Commission on November 7, 2011
Amendment No. 6 dated January 23, 2012	Exhibit 10.10 to the Company’s Quarterly Report on Form 10-Q filed with the Commission on February 8, 2012
Amendment No. 7 dated February 24, 2012	Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the Commission on May 10, 2012
Amendment No. 8 dated March 29, 2012	Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q filed with the Commission on May 10, 2012
Amendment No. 9 dated April 16, 2012	Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q filed with the Commission on May 10, 2012
Amendment No. 10 dated May 4, 2012	Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q filed with the Commission on May 10, 2012
Limited Waiver dated February 1, 2011	Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the Commission on February 8, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unwired Planet, Inc.

	By:	/s/ Michael Mulica
Dated: February 14, 2013	Name:	Michael Mulica
	Title:	Chief Executive Officer